EATON VANCE STRUCTURED EMERGING MARKETS FUND Supplement to Prospectus dated March 1, 2007 EATON VANCE TAX-MANAGED EMERGING MARKETS FUND Supplement to Prospectus dated November 1, 2006

Effective April 16, 2007, the following replaces the second paragraph under "Structured Emerging Markets Fund" under "Management and Organization" for Eaton Vance Structured Emerging Markets Fund and the fourth paragraph under "Management" under "Management and Organization" for Eaton Vance Tax-Managed Emerging Markets Fund:

The Fund is managed by a team of portfolio managers from Parametric. The members of the team are Thomas Seto and David Stein. Mr. Seto and Mr. Stein have been portfolio managers since March 1, 2007. Mr. Seto has been Vice President and Director of Portfolio Management at Parametric for more than five years. Mr. Stein has been Managing Director and Chief Investment Officer at Parametric for more than five years. They both have co-managed other Eaton Vance funds since 2005.

March 16, 2007	SETMEPS